UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2023

PEARL HOLDINGS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 457-1540
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K regarding the Trust Amendment (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K regarding the amendments to the Charter (as defined below) is incorporated by reference into this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On December 8, 2023, Pearl Holdings Acquisition Corp, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which holders of 22,193,876 ordinary shares, comprised of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), were present in person or by proxy, representing approximately 88.8% of the voting power of the 25,000,000 issued and outstanding Ordinary Shares of the Company, comprised of 20,000,000 Class A Ordinary Shares and 5,000,000 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on November 20, 2023, which was the record date (the “Record Date”) for the Extraordinary General Meeting. The Company’s shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders.”

In connection with the vote to approve the proposals set forth below, the holders of 17,832,307 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.71 per share, for an aggregate of approximately $191.0 million in connection with the proposals set forth below. After the satisfaction of such redemptions, the balance in the Company’s trust account will be approximately $23.3 million.

A summary of the voting results at the Extraordinary General Meeting for each proposal is set forth below.

Proposal 1

The Shareholders approved, by a special resolution, the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the definitive proxy statement filed by the Company on November 20, 2023 (the “Proxy Statement”), to extend the date by which the Company must either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, as further described in the Charter (an initial “Business Combination”), or (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination and (iii) redeem all of the Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2021 (the “IPO”), from December 17, 2023 (such date, giving effect to any exercise of any Extension Option (as defined in the Charter), the “Original Expiration Date”) to December 17, 2024 (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”). The voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
17,467,787	3,619,948	1,106,141	0

Proposal 2

The Shareholders approved, by a special resolution, the proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemption (the “Redemption Limitation”). The Redemption Limitation Amendment will allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. The voting results for the Redemption Limitation Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
19,376,250	1,710,985	1,106,141	0

Proposal 3

The Shareholders approved, by a special resolution, the proposal to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the Proxy Statement to allow the Company’s board of directors (the “Board”), in its sole discretion, to elect to cease all operations on an earlier date (the “Liquidation Amendment” and such proposal, the “Liquidation Amendment Proposal”). The voting results for the Liquidation Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
19,376,250	1,710,985	1,106,141	0

Proposal 4

The Shareholders approved the proposal to amend the Company’s investment management trust agreement, dated as of December 14, 2021, by and between Continental Stock Transfer & Trust Company (“Continental”) and the Company (the “Trust Agreement”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement, to allow the Company to extend the date by which it must complete its initial Business Combination from December 17, 2023 to December 17, 2024, or such earlier date as determined by the Board in its sole discretion (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”). The voting results for the Trust Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
17,467,787	3,619,948	1,106,141	0

Proposal 5

The proposal to adjourn the Extraordinary General Meeting to a later date or dates was not presented at the Extraordinary General Meeting, as each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Liquidation Amendment Proposal and the Trust Amendment Proposal received a sufficient number of votes for approval.

Under Cayman Island law, the amendments to the Charter took effect upon approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal.

The foregoing descriptions of the amendments to the Charter and the Trust Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1 and 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, the intention of the Sponsor to convert certain of its shares and the terms thereof, whether the Company will enter into a definitive agreement or consummate an initial Business Combination, or the timing of any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Important factors, among others, that could cause actual results to differ materially from those anticipated in the forward-looking statements include: the Company’s ability to enter into a definitive agreement with respect to an initial Business Combination within the time provided in the Company’s Charter; the ability of the Company to obtain the financing necessary to consummate an initial Business Combination; compliance by the Company with the listing rules of the Nasdaq Stock Exchange LLC; the failure to realize the anticipated benefits of an initial Business Combination, including as a result of a delay in consummating an initial Business Combination; the level of redemptions made by the Company’s shareholders in connection with the Extension Amendment Proposal and a proposed Business Combination and its impact on the amount of funds available in the trust account to complete an initial Business Combination, and those factors identified in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, and the Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023, August 14, 2023 and November 14, 2023 and in the other reports the Company has filed with the SEC, including the Extension Proxy. The Company’s SEC filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to Investment Management Trust Agreement, dated December 8, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2023

Pearl Holdings Acquisition Corp

By:	/s/ Craig E. Barnett
Name:	Craig E. Barnett
Title:	Chief Executive Officer

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